PAGE 1


                                                          EXHIBIT 23.2

                CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Long-Term Performance Stock Plan of our report dated January 28, 1994, with respect to the consolidated financial statements and schedule of CSX Corporation and subsidiaries included in its Annual Report (Form 10-K) for the year ended December 31, 1993, filed with the Securities and Exchange Commission.


                                      /s/ERNST & YOUNG LLP
                                      --------------------
Richmond, Virginia                    Ernst & Young LLP
December 19, 1994





































                                   II-3